BMO Real Assets Conference 2020 September 2-3, 2020

SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on our current expectations and assumptions, and are “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although we believe the expectations reflected in our forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be achieved. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2019, in our subsequent quarterly reports on Form 10-Q, including the COVID-19 risk factors set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, in our Current Reports on Form 8-K and in other public reports. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. www.iretapartments.com 2

COMPANY SNAPSHOT Focused on Growth In Multifamily Increased exposure in Differentiated Minneapolis and Denver Markets Nashville a new target market Internal Growth Enhanced operating platforms Opportunity with minimal capital needs PORTFOLIO SUMMARY Value-Add . Founded in 1970, celebrating 50 Years Opportunity Deep value-add pipeline . Apartment owner/operator with 11,445 homes . Publicly traded since 1997 . Portfolio transformation from diversified to focused multifamily from 2017-2019 . Total capitalization of $1.7 billion(2) Balance Sheet Strong balance sheet with . sufficient liquidity to capitalize Added to the S&P SmallCap 600 Index in 2020 Flexibility on future opportunities Multifamily and Other % of Gross Real Estate Assets Multifamily Other 100% 50% Experienced High caliber management and board executing a sound 0% Leadership strategic plan 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (1) See page 14 for breakdown www.iretapartments.com 3

PORTFOLIO OVERVIEW Differentiated Portfolio- Strong Midwest Markets Percent of 2020 NOI by State Avg. Rev Region Homes per Occ. Mino (1) GrandMinot Grand Forks Home t Mino Target Markets Billings t Forks Minneapolis, MN 2,537 $1,627 5% Bismarck 18% Billings Rochester, MN 1,711 $1,303 Bismarck Bismarck 51% St. Cloud Twin Cities Omaha, NE 1,370 $984 Rapid City Minneapolis St. Cloud, MN 1,190 $1,060 Rapid City 3% Omah Twin Cities Rapid Rochester Denver, CO 992 $1,908 City Lincola Denver n Grand Forks, ND 865 $1,154 Omah Bismarck, ND 845 $1,134 a 8% Omaha Lincol n Billings, MT 749 $1,008 Denver Nashville Minot, ND 712 $1,043 Denver Rapid City, SD 474 $1,046 15% Total / Average 11,445 $1,294 (1) Average monthly revenue per occupied home is defined as total rental Nashville Nashville revenues divided by the financial occupancy of apartment homes for New Target Market the period. Denver Acquisitions and Dispositions Since 2019 % of NOI by Market – 2020 vs 2017 . Acquired four new properties in our target markets for 30% $215.6 million 25% 20% . $245.61 million in dispositions including 25 apartment 15% communities as we decreased our exposure in secondary 10% and tertiary markets 5% 0% 2020 2017 www.iretapartments.com 4

SAME-STORE TRENDS AND METRICS

Strong Expense Control Keeps NOI Growing

Second Quarter Comparison by Region

Region	% of NOI	Homes	Sequential Quarter % Change					Wtd Avg Occupancy[(1)]	Wtd Avg Rent[(2)]	Wtd Avg QoQ Rent Growth
			Revenue	Expenses	Controllable Expense	Noncontrollable Expense	NOI			
Minneapolis, MN	23.90%	1,987	-0.50%	-10.90%	-19.40%	0.20%	7.30%	94.00%	$1,494	0.60%
Rochester, MN	15.30%	1,711	-2.60%	-0.70%	2.10%	-4.40%	-4.00%	95.30%	$1,248	0.70%
Denver, CO	11.20%	664	-5.80%	-13.00%	-3.70%	-26.40%	-2.40%	92.90%	$1,827	-1.00%
Grand Forks, ND	10.80%	1,555	0.20%	-18.10%	-24.90%	0.00%	19.40%	94.60%	$906	0.70%
Omaha, NE	8.80%	1,370	0.60%	9.70%	11.00%	7.40%	-6.10%	94.90%	$904	1.20%
St. Cloud, MN	8.70%	1,190	-1.80%	-13.20%	-11.80%	-16.70%	9.00%	93.70%	$955	1.10%
Bismarck, ND	7.30%	845	1.10%	-9.90%	-14.60%	1.80%	9.40%	96.20%	$1,053	0.90%
Billings, MT	5.60%	749	-1.80%	1.50%	-1.00%	7.50%	-3.80%	94.40%	$944	1.00%
Minot, ND	5.10%	712	1.70%	-4.20%	-6.40%	1.20%	7.00%	97.00%	$992	0.20%
Rapid City, SD	3.30%	474	-2.70%	-2.80%	-4.80%	2.20%	-2.70%	94.30%	$966	1.60%
Total / Average	**100.00%**	**11,257**	**-1.20%**	**-7.30%**	**-9.60%**	**-3.10%**	**3.40%**	**94.60%**	**$1,142**	**0.60%**

(1) *Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent revenue*

(2) *Weighted average monthly rental rate is scheduled rental revenue divided by the total number of apartment homes. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes*

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COVID-19 UPDATE Focusing Efforts to Maintain Collections and Retain Occupancy Impact by State July & July & August July & August Q2 2020 Bad August 2020 2019 Bad State Communities Homes 2020 % of Debt % of Bad Debt % Debt % of Total Revenue Revenue of Revenue Revenue Minnesota 32 5,438 51.0% -1.9% -1.1% -0.9% Colorado 3 992 12.7% -0.5% -1.2% -0.1% Nebraska 6 1,370 9.2% -0.8% -0.6% -0.5% North Dakota 15 2,422 18.4% -0.4% -0.2% 0.0% South Dakota 5 474 3.4% -0.4% -0.7% -0.4% Montana 5 749 5.3% -1.9% -2.3% -1.3% Total 66 11,445 100.0% -1.3% -0.9% 0.6% Same-Store Lease-over-Lease Rate Changes Same-Store Weighted Average Occupancy New Renewal Blended 3.2% 3.3% July & July & 2.1% August Q2 2020 August Q2 2019 0.7% 1.3% 0.1% 2020 2019 -1.2% -1.4% 94.4% 94.6% 93.4% 94.3% -4.2% July & August 2020 Q2 2020 Q1 2020 Leasing Activity Liquidity . Leasing traffic in July 2020 saw 17.1% increase from 3.0x coverage leasing traffic in July 2019 $ in 000’s at June 30, 2020 $239,714 . YTD weighted average renewal retention rate of 54.1% $52,714 Cash LOC availability $187,000 $70,135 ’20 and ’21 debt maturities $35,863 ’20 and ’21 loan commitments $34,272 Liquidity Profile 45287 www.iretapartments.com 6

Leasing Activity Traffic Rebounds in June & July YoY New Leases 600 500 2019 Total Leases 2020 Total Leases 400 New Leases Signed 300 January February March April May June July YoY Traffic Performance 1,100 1,000 900 800 2019 Total Traffic 700 2020 Total Traffic 600 Pieces of New Traffic 500 400 January February March April May June July www.iretapartments.com 7

OPERATIONAL AND MARGIN-ENHANCING INITIATIVES

Focusing Efforts to Harvest Organic Growth Opportunity from Operational Initiatives

Same-Store Gross Margin (1)


68%
69%
70%
71%
72%
73%
74%
75%
76%
77%
78%
August 2020
(74.1%)
6.0%
increase in
gross
margin
April 2018
(68.1%)

RISEBY5

Same-Store NOI Margin


55%
56%
57%
58%
59%
60%
61%
62%
63%
64%
65%
August 2020
(58.7%)
3.6%
increase in
NOI margin
April 2018
(55.1%)

RISEBY5

"Rise by 5"

Margin expansion program targets key opportunities to sustainably increase cash flow, including:

- **Revenue optimization include-**
  - Pet Fees – increased 56% Q2017 to 2Q2020
  - Utility Reimbursement – increased 95% from 1Q2017 to 2Q2020
  - Renters Insurance Fees – implemented in 2019 with annualized income of $377,661
- **Lease-end management** to reduce average days vacant
- **Value-add program**
- **Technology solutions include-**
  - Implemented in 2019, an estimated $228k in savings since inception from efficiencies gained through electronic leasing process
  - Virtually staged apartment homes, 3D tours created, virtual leasing videos created
- **Improved processes, training and onboarding–**
  - 12,116 training & development certificates issued since implementation of learning on demand platform (GROW)
  - 278 custom courses created in GROW
- **Procurement and vendor management** driving expense savings

Average Monthly Revenue / Home

Includes rent and other income


$992
$1,167
$1,594
Apr-18
Same-Store
Pool
Current
Same-Store
Pool
Current Non-
Same-Store
Pool

(1) *Gross Margin is calculated as revenue less controllable expenses as a % of revenue; controllable expenses include repairs & maintenance, utilities, administrative and marketing*

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VALUE-ADD OPPORTUNITY

Enhancing Portfolio Through Value-Add Projects

Highlights

- For 2020, 13 communities have been completed or are in the process of value add projects
- Value-add opportunities across the portfolio feature unit renovations, common areas, and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, package locker solutions
- Enhancements improve asset position within the market and maintain competitive advantage.



New SouthFork Clubhouse

Home Renovations

Property	Region	Homes to Renovate	Renovated	Date Complete	Avg. Cost per Unit	Achieved Premium[1]	ROI[2]
Red 20	Minneapolis, MN	130	130	19-Jan	$935	$26	33.80%
Southwind	Grand Forks, ND	9	9	19-Jun	$26,528	$235	17.00%
Olympik	Rochester, MN	6	6	20-Jul	$7,015	$188	32.10%
Park Place	Minneapolis, MN	500	192	In process	$18,266	$257	15.50%
Colonial Villa	Minneapolis, MN	240	175	In process	$9,590	$136	15.90%
SouthFork	Minneapolis, MN	272	46	In process	$11,615	$251	24.70%
Whispering Ridge	Minneapolis, MN	336	44	In process	$7,437	$97	14.90%
Woodridge	Minneapolis, MN	110	21	In process	$4,964	$83	15.90%
Greenfield	Omaha, NE	96	12	In process	$10,379	$108	11.30%
Total		**1,554[3]**	**635**				

(1) *Achieved Premium is reflective of the completed units*
(2) *ROI is defined by* (premium x 12 months + turnover savings minus renovation vacancy loss)/total unit cost
(3) *Total Homes to Renovate excludes properties that are 100% completed*

www.iretapartments.com

9

VALUE-ADD CASE STUDY

Enhancing Portfolio Through Value-Add Projects

Opportunity

- SouthFork, a value orientated multifamily community located in a south metro suburb of Minneapolis, was acquired in February 2019 for $44 million.
- Rents were optimized before value-add initiative to redevelop 272 units began in February 2020
- Built over 30 years ago with original finishes, SouthFork provides the opportunity to improve resident experience and revenues through greater investment

Value- Add Scope

Amenity Additions

- ✓ Clubhouse with leasing office, community room, package lockers
- ✓ Fitness center
- ✓ Dog park
- ✓ Outdoor kitchens

Unit Improvements

- ✓ New cabinet fronts
- ✓ Granite countertops
- ✓ New flooring
- ✓ New windows
- ✓ New stainless steel ENERGY STAR rated appliances
- ✓ New LED light fixtures
- ✓ Framed mirrors
- ✓ New hardware
- ✓ New bathroom hardware and countertops
- ✓ USB ports

Homes to Renovate	Renovated	% Complete	Cost per Unit	Achieved Premium(1)	ROI
272	59	**21%**	**$11,615**	**$251**	**24.4%**

(1) Achieved premium is the average premium on the unit renovations and excludes premium on the common area projects


Before


After


After

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CAPITAL RECYCLING Significantly Improved the Quality and Multifamily Focus of Our Portfolio • $1.1B of dispositions since August 2016 • Used disposition proceeds to purchase three multifamily communities in Denver, five multifamily communities in Minneapolis, fund three multifamily development mezzanine loans, reduce debt and preferred shares, and repurchase common stock • Grew portfolio scale in Minneapolis with the purchase of 1,241 homes and entered the Denver market with the purchase of 992 homes • Disposed of four communities totaling 690 units in Grand Forks in August 2020 with combined average rent per unit of $689 $1.1B Total Dispositions $1.1B Total Redeployment Other Industrial $49.9M $48.9M Preferred Share Redemptions $17.6M Denver Multifamily Common Share & Unit Repurchases $318.6M $47.6M Non-Core Multifamily $292.9M Medical Office Mezz Loans $441.0M $57.2M Minneapolis Multifamily $270.1M Cash/Debt Reduction Senior Housing $345.6M $266.4M www.iretapartments.com 11

MARGIN ANALYSIS

Margin Improvement since CY 2017

Same-Store Margin Improvement

Same-Store	2017	2018	2019	2020 YTD[1]
Revenue	112,585,166	117,546,478	121,981,887	72,487,857
Controllable Expenses	27,631,443	27,689,304	28,434,128	17,195,900
Gross Margin	**84,953,723**	**89,857,174**	**93,547,759**	**55,291,957**
Non-Controllable Expenses[2]	20,557,272	21,811,290	22,075,950	13,735,705
NOI	**64,396,450**	**68,045,884**	**71,471,808**	**41,556,252**
Gross Margin %	**75.5%**	**76.4%**	**76.7%**	**76.3%**
NOI Margin %	**57.2%**	**57.9%**	**58.6%**	**57.3%**
CapEx per Unit	1,007	743	772	430
NCF Margin %	**49.0%**	**52.1%**	**52.8%**	**51.9%**

(1) 2020 YTD through July
(2) Non-Controllable Expenses include real estate taxes and insurance

- The data set is all properties held for the duration of 1/1/2017 to current
- Same-store margins improved from 2017 to 2019, before showing modest deterioration in 2020 due to lower revenue growth from the impact of the COVID-19 financial disruption and an increase in insurance and taxes

Acquisitions and Dispositions

Acquisitions	T12[1]				
	Gross Margin %	NOI Margin %	CapEx per Unit	NCF Margin %	Average Rent
Weighted Average	**78.8%**	**60.9%**	**1,032**	**55.5%**	**$1,565**

(1) Budget used when T12 data not available

Dispositions	T12[1]				
	Gross Margin %	NOI Margin %	CapEx per Unit	NCF Margin %	Average Rent
Weighted Average	**69.5%**	**50.8%**	**1,010**	**40.2%**	**$818**

(1) Trailing-12 results through month prior to sale

- Acquisitions have significantly higher gross margin, NOI margin, average rent, and net cash flow margin than dispositions

Portfolio Margin Improvement

Gross Margin %	2017	2018	2019	2020 YTD
Weighted Average	**73.9%**	**75.6%**	**75.7%**	**77.1%**

NOI Margin %	2017	2018	2019	2020 YTD
Weighted Average	**55.5%**	**57.2%**	**57.6%**	**58.3%**

- Increase in acquisitions margins have driven an increase in gross margin and NOI margin across the portfolio

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CAPITAL RECYCLING Improved Portfolio Metrics We focus our energy and capital on improving Multifamily portfolio quality has improved since 2017 3 Long-Term Metrics 2017(1) Today Communities Communities 100 66 Portfolio Quality Homes Homes 13,212 11,445 Homes per Community Homes per Community NAV per Distributable 132 173 Share Cash Growth Buildings Buildings 709 471 Avg Monthly Rent Avg Monthly Rent Our capital recycling program has enhanced our multifamily $980 $1,204 portfolio by improving: Gross Margin % Gross Margin % . The quality of our portfolio as evidenced by the increased concentration in Top-50 MSAs 67.9% 74.1% . Core FFO per share % of NOI in % of NOI in . Management calculated NAV per share Top-50 MSA Top-50 MSA . Our leverage metrics and overall balance sheet flexibility 13% 44% (1) As of April 30, 2017 and includes assets held for sale (2) Gross Margin adjusted to reflect current capitalization policy www.iretapartments.com 13

June 30, 2020 CAPITAL STRUCTURE Stable and Flexible Balance Sheet $1.7B Total Capitalization Debt Summary Amount % of Wtd Avg Wtd Avg Total Int Rate Maturity $976M Total Secured Debt 325,230,330 49% 4.01% 5.33 Common $658M Total Debt Equity Secured Line of Credit 63,000,000 10% 2.97% 2.17 Debt 19% Term Loans 145,000,000 22% 4.13% 4.39 Private Placement 125,000,000 19% 3.78% 8.83 Common Unsecured Equity Debt Total Unsecured Debt 333,000,000 51% 3.74% 5.64 56% 19% Total Debt 658,230,330 100% 3.88% 5.48 Series C Preferred Fixed Rate 645,230,330 98% 3.91% 5.55 Series D 5% $114M Preferred Preferred Variable Rate 13,000,000 2% 2.03% 2.17 1% Equity *Share price $70.49 as of 6/30/2020 $108,306 $96,987 $75,000 $70,000 Term Loan LOC $59,900 $54,913 $53,896 $50,000 $44,266 $35,556 Private Term Loan Placement Private Placement $9,406 $0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 % of Total Maturing 1.4% 5.4% 14.7% 6.7% 10.6% 16.5% 8.3% 8.2% 7.6% 11.4% 0.0% 9.1% Weighted Average Interest Rate 4.9% 5.4% 3.3% 4.0% 3.6% 4.3% 3.7% 3.5% 3.7% 3.8% 3.9% www.iretapartments.com 14

RECENT ACQUISITIONS

Focus on Expanding Our Portfolio In Target Markets of Minneapolis and Denver

Ironwood Apartments



Minneapolis, MN

$46.3 million

- A 182-unit community built in 2018; first new product in submarket in 20 years
- Conveniently located to multiple employment centers and amenities
- Previously financed the development with a $16.6 million mezzanine note and acquired the asset after stabilization
- One, two and three-bedroom units feature quartz countertops, stainless steel appliances, and private balconies with views of golf course & pool deck

Lugano at Cherry Creek



Denver, CO

$99.3 million

- 328 homes and 13,262 square feet of retail on 14.2 acres of land built in 2010
- Centrally located within the Denver metro area and in highly desirable Cherry Creek School District
- Fully amenitized clubhouse, outdoor swimming pool, fitness center, and structured parking
- Granite countertops, large cabinets, nine-foot ceilings, walk-in closets, full-sized washer/dryer, and private patios/balconies

FreightYard Townhomes and Flats



Minneapolis, MN

$26.0 million

- Unique 96-home community that was refurbished in 2018 and 2019
- Located in the North Loop, one of the best neighborhoods in the Twin Cities
- Historically renovated turn-of-the century warehouse featuring exposed brick and timber design
- One and two-bedroom townhouses and apartment homes feature high ceilings, quartz countertops, stainless steel appliances

www.iretapartments.com

15

MINNEAPOLIS Our Largest Market – On-Strategy Capital Allocation Remains as Market Continues to Perform MARKET HIGHLIGHTS . Culturally vibrant and economically diverse metro driven by major employment in health and life sciences, food and water, consumer retail, financial services, and manufacturing; MN is headquarters for 24 Fortune 1,000 companies and the largest private company in the US, Cargill . #6 on U.S. News Best Places to Live in the U.S. . $79,578 median household income, highest in the Midwest and 7th in nation among large metros . Highly educated workforce with 43% of adults holding a Bachelor’s degree or higher, ranking 9th among large metros . Renowned arts culture, 2nd only to New York City in number of theater seats per capita, and leader in outdoor amenities; notably the metro’s bike path and outdoor trail system Communities: 14 Homes: 2,537 MAJOR EMPLOYERS Not pictured: 2 communities in Monticello and 2 communities in Isanti Oxbo 71 France www.iretapartments.com 16

DENVER Maintaining Growth – Robust In-Migration Continues, We Seek Additional Scale, Our Portfolio Performing Well MARKET HIGHLIGHTS . Highly desirable quality of life and recreational amenities with strong appeal for millennials and outdoor enthusiasts . Diverse economy and major hub of technology, energy, aviation and bioscience; 23 Fortune 1,000 companies have their headquarters in CO . #2 on U.S. News Best Places to Live in the U.S. . $79,478 median household income, 8th in nation among large metros . 31% job growth over the past 10 years, outpacing U.S. growth of 17% . Highly educated workforce with 45% of adults holding a Bachelor’s degree or higher, ranking 7th among large metros Communities: 3 Homes: 992 MAJOR EMPLOYERS Westend Dylan www.iretapartments.com 17

NASHVILLE New Target Market – A National Growth Leader in Household Income, Jobs and Millennial Population MARKET HIGHLIGHTS . True live-work-play community with a lively cultural scene boasting the highest concentration of music industry establishments in the nation and a diverse and growing economy anchored by health care, higher education, advanced manufacturing, logistics, entertainment, and an emerging tech scene . #15 on U.S. News Best Places to Live in the U.S. . Household income growth ranks 5th among U.S. major metros over past five years . 41% job growth over the past 10 years more than doubles U.S. growth of 17%, and is a leader among major metros . Location of future Amazon operations center bringing at least 5,000 jobs with an average pay of $150K per year to the Nashville Yards development in Downtown Nashville MAJOR EMPLOYERS www.iretapartments.com 18

FOCUSED SECONDARY MARKET PRESENCE These Four Markets, Plus Minneapolis-St. Paul and Denver Make Up 81% of Pro Forma NOI Rochester, MN Omaha, NE Grand Forks, ND St. Cloud, MN Population 223,750 962,160 102,343 203,191 Median Household Income $70,749 $56,780 $47,871 $46,854 June 2020 Unemployment Rate(1) 8.0% 8.1% 6.2% 7.5% Mayo Clinic State of Nebraska University of ND CentraCare Health Major Employers IBM Union Pacific Altru Health State of Minnesota Number of IRET Homes 1,711 1,370 865 1,190 Total Multifamily Supply 8,866 72,820 9,675 14,627 Same-Store Average Revenue per Unit(2) $1,303 $984 $1,154 $1,060 Same-Store Average Revenue per Unit / Median 22.1% 20.8% 33.0% 27.1% Household Income (Monthly) Same-Store Occupancy(3) 95.3% 94.9% 94.6% 93.7% Sources: US Census Bureau, World Population Review, Bureau of Labor Statistics, CoStar, Company Filings and Disclosures (1) Compared to the June 2020 National Unemployment Rate of 11.2% (2) Weighted Average Monthly Revenue per Occupied Home (3) Weighted Average Occupancy www.iretapartments.com 19

BEST IN CLASS GOVERNANCE High Caliber Leadership Focused on High Quality Governance Executive Management Team Mark O. Decker, Jr. John A. Kirchmann Anne M. Olson PRESIDENT AND CEO EVP AND CFO EVP AND COO IRET rated ISS’s top score of 1 - indicating highest quality corporate governance practices and lowest governance risk Jeffrey P. Caira Michael T. Dance Mark O. Decker Jr. Emily Nagle Green Linda J. Hall John A. Schissel Mary J. Twinem Terrance P. Maxwell Since 2015 Since 2016 Since 2017 Since 2018 Since 2011 Since 2016 Since 2018 Since 2013 www.iretapartments.com 20

ESG REPORT HIGHLIGHTS Strong Focus on Environmental, Social, and Corporate Governance Completed LED lighting upgrades at 25 communities Energy Efficiency Only ENERGY STAR rated appliances used for replacement Provide shared cost water services encouraging lower consumption Serving the broader communities in which we Water operate and supporting our team members’ Conservation Installed new common area community involvement is important to us. laundry equipment at 10 communities; compliant with Here are some organizations that have received the US-DOE for energy + water sponsorships and financial donations through IRET’s Corporate Giving Initiative: . Homes for our Troops . Habitat for Humanity Utilize low VOC flooring, . YMCA paints, adhesives and . United Way Local Chapter sealants Air Quality . Feed My Starving Children Non-smoking communities . Ronald McDonald House Charities . Cristo Rey www.iretapartments.com 21

INVESTMENT HIGHLIGHTS Differentiated Market Exposure Internal Growth Opportunities Value-Add Opportunities Flexible Balance Sheet Best in Class Governance www.iretapartments.com 22

Appendix www.iretapartments.com 23

RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: depreciation and amortization related to real estate; gains and losses from the sale of certain real estate assets; and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP. www.iretapartments.com 24

RECONCILIATION TO NON-GAAP MEASURES www.iretapartments.com 25

RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain on litigation settlement, and gain/ loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or nonoperating gains and losses. Adjusted EBITDA is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP. www.iretapartments.com 26